UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: (811-05346)

Exact name of registrant as specified in charter:	Putnam Variable Trust

Address of principal executive offices: One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Beth S. Mazor, Vice President
One Post Office Square
Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq.
Ropes & Gray LLP
800 Boylston Street
Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end: December 31, 2010

Date of reporting period: January 1, 2010 — December 31, 2010

Item 1. Report to Stockholders:
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

Putnam Variable Trust

12|31|10

Annual report

Putnam VT
Global Health Care Fund

Putnam Investments

Message from the Trustees

Dear Fellow Shareholder:

The global recovery continued to solidify in the final months of 2010, with economies around the world experiencing economic growth. In the United States, corporations are emerging from the Great Recession in strong financial health. Putnam’s investment team believes the outlook for U.S. equities is further bolstered by low short-term interest rates and the extension of current tax rates. Another sign of the positive outlook for equities was that traditionally safe-haven U.S. Treasuries experienced their first setback in several years, as investors sought higher potential returns in riskier assets.

Although the global recovery continues, a range of fiscal and monetary circumstances around the world contributes to a global investment mosaic that is more varied than in recent years. Europe struggles with debt issues at a time when emerging markets are striving to dampen inflationary growth. This divergence may well lead to future market volatility. However, we believe it may also lead to additional opportunities for active, research-focused managers like Putnam.

In developments affecting oversight of your fund, we wish to thank Richard B. Worley and Myra R. Drucker, who have retired from the Board of Trustees, for their many years of dedicated and thoughtful leadership.

Lastly, we would like to take this opportunity to welcome new shareholders to the fund and to thank all of our investors for your continued confidence in Putnam.

Performance summary (as of 12/31/10)

Investment objective

Capital appreciation

Net asset value December 31, 2010

Class IA: $12.40	Class IB: $12.24

Total return at net asset value

			MSCI World Health
(as of 12/31/10)	Class IA shares*	Class IB shares*	Care Index (ND)†

1 year	2.68%	2.47%	2.41%

5 years	10.80	9.40	9.74
Annualized	2.07	1.81	1.88

10 years	2.93	0.39	7.84
Annualized	0.29	0.04	0.76

Life	50.67	46.56	—
Annualized	3.29	3.06	—

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

* Class inception date: April 30, 1998.

† The fund’s benchmark, the MSCI World Health Care Index (ND), was introduced on 1/1/01, which post-dates the inception of the fund’s class IA shares.

MSCI World Health Care Index (ND) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets in the health-care sector.

Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. All total return figures are at net asset value and exclude contract charges and expenses, which are added to the variable annuity contracts to determine total return at unit value. Had these charges and expenses been reflected, performance would have been lower. For more recent performance, contact your variable annuity provider who can provide you with performance that reflects the charges and expenses at your contract level.

Portfolio holdings and allocations may vary over time. Allocations are represented as a percentage of net assets as of 12/31/10. Due to rounding, percentages may not equal 100%. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities and the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes.

Putnam VT Global Health Care Fund 1

Report from your fund’s managers

Health-care stocks trailed the overall market in 2010. How did the fund perform?

The defensive characteristics of health-care stocks, which have historically helped them outperform the broader market during economic turmoil, can make the sector less attractive during periods of positive economic growth, when cyclical stocks are more in favor. Furthermore, the effort to pass health-care reform in the United States, coupled with significant cutbacks in health-care spending by governments in Greece, Spain, and other European nations, had a chilling effect on the sector. And, in a departure from past recessions, the magnitude of the global downturn made people less willing or less able to utilize health-care services and products. For the 12 months ended December 31, 2010, Putnam VT Global Health Care Fund’s class IA shares returned 2.68% at net asset value, which essentially was in line with the performance of global health-care markets for the year.

How did you manage the fund in such a challenging market?

Our management approach focuses on bottom-up research to find the best opportunities within the health-care sector. Therefore, rather than trying to predict what will happen in the economy or what trends will emerge in the future, we focus first on each company’s unique business fundamentals. Stock selection in the biotechnology sector, the fund’s largest overweight position, was very positive during the year. We think the industry has generated strong product lines, has no major near-term patent cliff, and will continue to attract merger and acquisition activity. Our decision to limit exposure to the pharmaceuticals industry was beneficial, especially given upcoming patent expirations and diminishing pipelines of new drugs. However, our stock selection detracted from results. The fund also had a noteworthy exposure to cardiovascular companies. We think companies such as Edwards Lifesciences offer attractive fundamentals and competitive dynamics through introducing truly innovative new products for investors.

What were some holdings that contributed to performance for 2010?

The fund’s best performer was Genzyme, a biotechnology company that specializes in the treatment of rare disorders. The company received a buyout offer from Sanofi-Aventis, a French pharmaceutical company. The stock rallied strongly on the news, although no deal had been finalized by the close of the period. Another fund holding, Facet Biotech, which focuses on immunology and oncology, was acquired by the health-care company Abbott Laboratories in April. When the merger was first announced in March, Facet’s stock price jumped 67% from its previous day’s close to meet the share tender price. On a similar note, the stock of OSI Pharmaceuticals climbed 40% in late February when Astellas Pharma announced its intention to acquire the company.

Which holdings produced disappointing results?

InterMune’s stock price fell close to 80% in early May after the Food and Drug Administration [FDA] ordered the company to conduct a third phase III trial to prove the efficacy of its pulmonary fibrosis drug Esbriet. This disappointment came on the heels of the FDA’s advisory committee’s recommended approval of the drug in March, and we sold our position by the end of the year. The stock of Auxilium Pharmaceuticals fell short of expectations when its launch of the much-anticipated drug XIAFLEX was met with challenges surrounding reimbursement, as surgeons are not used to dealing with the drug reimbursement process.

How did you use derivatives in the portfolio?

Currency exchange rates had a small negative effect on the fund’s returns. Generally, we use currency forward contracts as a low-cost way to hedge a portion of our currency exposure to offset significant overweight and underweight positions. However, we do leave some positions unhedged, as we believe the mix of businesses we own also helps mitigate currency risk. We also used options to hedge against changes in values of securities we own or expect to own.

What is your outlook for the market and the fund?

Looking ahead, we believe that the direction of stock price movements in 2011 should be more reflective of company fundamentals than it was in 2010. We also think that the major acquisitions and potential acquisitions that we saw in the health-care sector last year is a trend that will continue. Many large pharmaceutical companies have healthy balance sheets and strong cash positions and will likely be interested in acquiring biotechnology companies with promising drug pipelines.

As always, we’ll continue to focus largely on corporate fundamentals, realizing that macroeconomic factors will be hard to predict, and their impact on stock prices even more difficult to quantify. With aging populations worldwide, we think health-care consumption should remain relatively stable, no matter what the economy is doing — making health-care stocks an important component of any well-balanced portfolio.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future.

Consider these risks before investing: International investing involves certain risks, such as currency fluctuations, economic instability, and political developments. Additional risks may be associated with emerging-market securities, including illiquidity and volatility. The fund invests some or all of its assets in small and/or midsize companies. Such investments increase the risk of greater price fluctuations. The fund invests in fewer issuers or concentrates its investments by region or sector, and involves more risk than a fund that invests more broadly. The use of derivatives involves special risks and may result in losses. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. The market may not favor growth-or value-style investing. Stocks with above-average earnings may be more volatile, especially if earnings do not continue to grow. The use of short selling may result in losses if the securities appreciate

2 Putnam VT Global Health Care Fund

in value. The fund’s non-diversified status, which means the fund may invest in fewer issues, can increase the fund’s vulnerability to common economic forces and may result in greater losses and volatility. Current and future portfolio holdings are subject to risk.

Your fund’s managers

Portfolio Manager Kelsey Chen is Health Care Sector Team Leader at Putnam. She joined Putnam in 2000 and has been in the investment industry since 1999.

Portfolio Manager Christopher Stevo is a CFA charterholder. He joined Putnam in 1999 and has been in the investment industry since 1994.

Your fund’s managers may also manage other accounts advised by Putnam Management or an affiliate, including retail mutual fund counterparts to the funds in Putnam Variable Trust.

Putnam VT Global Health Care Fund 3

Understanding your fund’s expenses

As an investor in a variable annuity product that invests in a registered investment company, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, which are not shown in this section and would result in higher total expenses. Charges and expenses at the insurance company separate account level are not reflected. For more information, see your fund’s prospectus or talk to your financial representative.

Review your fund’s expenses

The first two columns in the following table show the expenses you would have paid on a $1,000 investment in your fund from July 1, 2010, to December 31, 2010. They also show how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses. To estimate the ongoing expenses you paid over the period, divide your account value by $1,000, then multiply the result by the number in the first line for the class of shares you own.

Compare your fund’s expenses with those of other funds

The two right-hand columns of the table show your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All shareholder reports of mutual funds and funds serving as variable annuity vehicles will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Expenses and value for a		Expenses and value for a
	$1,000 investment, assuming		$1,000 investment, assuming a
	actual returns for the 6 months		hypothetical 5% annualized return
	ended 12/31/10		for the 6 months ended 12/31/10

	Class IA	Class IB	Class IA	Class IB

Expenses paid
per $1,000*	$4.51	$5.86	$4.23	$5.50

Ending value
(after expenses)	$1,153.50	$1,151.50	$1,021.02	$1,019.76

Annualized
expense ratio†	0.83%	1.08%	0.83%	1.08%

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 12/31/10. The expense ratio may differ for each share class. Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

† For the fund’s most recent fiscal half year; may differ from expense ratios based on one-year data in the financial highlights.

4 Putnam VT Global Health Care Fund

Report of Independent Registered Public Accounting Firm

To the Trustees of Putnam Variable Trust and Shareholders of
Putnam VT Global Health Care Fund:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam VT Global Health Care Fund (the “fund”) at December 31, 2010, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at December 31, 2010 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2011

Putnam VT Global Health Care Fund 5

The fund’s portfolio 12/31/10

COMMON STOCKS (97.2%)*	Shares	Value

Biotechnology (24.8%)
Amgen, Inc. †	36,200	$1,987,380

Amylin Pharmaceuticals, Inc. † S	50,900	748,739

Arqule, Inc. †	41,600	244,192

Auxilium Pharmaceuticals, Inc. † S	101,583	2,143,401

AVEO Pharmaceuticals, Inc. † S	56,600	827,492

BioMarin Pharmaceuticals, Inc. †	31,600	850,988

Celgene Corp. †	61,500	3,637,110

Complete Genomics, Inc. † S	34,100	254,727

Dendreon Corp. †	106,300	3,711,996

Dyax Corp. †	107,156	229,314

Genzyme Corp. †	105,700	7,525,840

Human Genome Sciences, Inc. † S	107,700	2,572,953

Ironwood Pharmaceuticals, Inc. †	94,494	978,013

Momenta Pharmaceuticals, Inc. † S	40,200	601,794

United Therapeutics Corp. † S	37,400	2,364,428

WuXi PharmaTech (Cayman), Inc. ADR (China) †	11,000	177,540

		28,855,907
Chemicals (0.3%)
Codexis, Inc. † S	29,178	309,287

		309,287
Food (0.6%)
Mead Johnson Nutrition Co. Class A	3,100	192,975

Synutra International, Inc. † S	37,276	501,362

		694,337
Health-care services (12.4%)
Aetna, Inc.	96,100	2,932,011

AmerisourceBergen Corp.	46,000	1,569,520

Cardinal Health, Inc.	29,200	1,118,652

CIGNA Corp.	42,500	1,558,050

Coventry Health Care, Inc. †	15,750	415,800

Fresenius Medical Care AG & Co., KGaA ADR (Germany)	2,213	127,668

McKesson Corp.	18,000	1,266,840

Omnicare, Inc.	23,700	601,743

Quest Diagnostics, Inc.	29,800	1,608,306

Sinopharm Group Co. (China)	34,800	121,328

Suzuken Co., Ltd. (Japan)	32,400	989,800

WellPoint, Inc. †	37,700	2,143,622

		14,453,340
Medical technology (22.5%)
Baxter International, Inc.	90,100	4,560,862

Becton, Dickinson and Co.	11,100	938,172

Boston Scientific Corp. †	59,400	449,658

China Kanghui Holdings, Inc. ADR (China) † S	10,210	188,987

China Medical Technologies, Inc. ADR (China) † S	99,000	1,112,760

Covidien PLC (Ireland)	84,700	3,867,402

CSL, Ltd. (Australia)	36,967	1,373,528

Edwards Lifesciences Corp. †	8,530	689,565

Life Technologies Corp. †	42,000	2,331,000

Medtronic, Inc.	136,300	5,055,367

Microport Scientific Corp. (China) †	72,000	68,915

St. Jude Medical, Inc. †	47,300	2,022,075

Synthes, Inc. (Switzerland)	7	947

Thermo Fisher Scientific, Inc. †	17,400	963,264

West Pharmaceutical Services, Inc.	20,200	832,240

Zimmer Holdings, Inc. †	32,800	1,760,704

		26,215,446

COMMON STOCKS (97.2%)* cont.	Shares	Value

Miscellaneous (0.5%)
ShangPharma Corp. ADR (China) † S	45,912	$527,988

		527,988
Pharmaceuticals (35.0%)
Abbott Laboratories	92,100	4,412,511

Actelion NV (Switzerland) †	8,348	457,670

Astellas Pharma, Inc. (Japan)	34,300	1,307,693

Bayer AG (Germany)	10,653	787,730

Chelsea Therapeutics International, Ltd. †	57,426	430,695

Eli Lilly & Co.	17,500	613,200

GlaxoSmithKline PLC (United Kingdom)	129,420	2,502,778

Johnson & Johnson	65,300	4,038,805

Merck & Co., Inc.	112,400	4,050,896

Novartis AG (Switzerland)	66,712	3,925,285

Ono Pharmaceutical Co., Ltd. (Japan)	13,000	606,923

Pfizer, Inc.	530,515	9,289,318

Roche Holding AG (Switzerland)	4,070	597,055

Sanofi-Aventis (France)	37,490	2,398,708

Sihuan Pharmaceutical Holdings Group, Ltd. (China) †	204,000	149,070

Somaxon Pharmaceuticals, Inc. † S	211,300	665,595

Teva Pharmaceutical Industries, Ltd. ADR (Israel)	84,706	4,415,724

		40,649,656
Retail (1.1%)
CVS Caremark Corp.	35,900	1,248,243

		1,248,243

Total common stocks (cost $96,806,959)		$112,954,204

SHORT-TERM INVESTMENTS (10.4%)*	Principal amount/shares	Value

Putnam Cash Collateral Pool, LLC 0.21% [d]	8,503,797	$8,503,797

Putnam Money Market Liquidity Fund 0.15% [e]	3,238,999	3,238,999

U.S. Treasury Bills with effective yields ranging
from 0.25% to 0.26%, October 20, 2011	$110,000	109,821

U.S. Treasury Bills with an effective yield
of 0.23%, July 28, 2011	160,000	159,765

U.S. Treasury Bills with an effective yield
of 0.20%, June 2, 2011	40,000	39,954

U.S. Treasury Bills with effective yields ranging
from 0.20% to 0.31%, March 10, 2011	20,000	19,996

Total short-term investments (cost $12,072,309)		$12,072,332

Total investments (cost $108,879,268)		$125,026,536

Key to holding’s abbreviations

ADR	American Depository Receipts

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from January 1, 2010 through December 31, 2010 (the reporting period).

* Percentages indicated are based on net assets of $116,252,318.

† Non-income-producing security.

d See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

e See Note 6 to the financial statements regarding investments in Putnam Money Market Liquidity Fund. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Securities on loan, in part or in entirety, at the close of the reporting period.

ADR after the name of a foreign holding represents ownership of foreign securities on deposit with a custodian bank.

6 Putnam VT Global Health Care Fund

DIVERSIFICATION BY COUNTRY

Distribution of investments by country of risk at the close of the reporting period (as a percentage of Portfolio Value):

United States	77.9%	France	2.1%

Switzerland	4.3	China	2.0

Israel	3.8	Australia	1.2

Ireland	3.3	Germany	0.8

Japan	2.5	Total	100.0%

United Kingdom	2.1

FORWARD CURRENCY CONTRACTS at 12/31/10 (aggregate face value $13,452,511)						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type	date	Value	face value	(depreciation)

Bank of America, N.A.

	Euro	Buy	1/19/11	$3,607,656	$3,524,582	$83,074

Citibank, N.A.

	British Pound	Buy	1/19/11	3,138,992	3,128,604	10,388

	Danish Krone	Buy	1/19/11	1,681,749	1,670,121	11,628

Credit Suisse AG

	Japanese Yen	Buy	1/19/11	2,121,137	2,045,425	75,712

HSBC Bank USA, National Association

	Australian Dollar	Buy	1/19/11	1,840,767	1,727,608	113,159

JPMorgan Chase Bank, N.A.

	Swiss Franc	Buy	1/19/11	1,456,464	1,356,171	100,293

Total						$394,254

Accounting Standards Codification ASC 820 Fair Value Measurements and Disclosures (ASC 820) establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1 — Valuations based on quoted prices for identical securities in active markets.

Level 2 — Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 — Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks:

Basic materials	$309,287	$—	$—

Consumer staples	1,942,580	—	—

Health care	110,174,349	—	—

Miscellaneous	527,988	—	—

Total common stocks	112,954,204	—	—

Short-term investments	3,238,999	8,833,333	—

Totals by level	$116,193,203	$8,833,333	$—

		Valuation inputs

Other financial instruments:	Level 1	Level 2	Level 3

Forward currency contracts	$—	$394,254	$—

Totals by level	$—	$394,254	$—

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 7

Statement of assets and liabilities
12/31/10

Assets

Investment in securities, at value, including $8,158,445 of securities on loan (Note 1):

Unaffiliated issuers (identified cost $97,136,472)	$113,283,740

Affiliated issuers (identified cost $11,742,796) (Note 6)	11,742,796

Dividends, interest and other receivables	133,948

Receivable for shares of the fund sold	1,273

Foreign tax reclaim	97,519

Unrealized appreciation on forward currency contracts (Note 1)	394,254

Total assets	125,653,530

Liabilities

Payable to custodian	49,996

Payable for investments purchased	489,440

Payable for shares of the fund repurchased	179,675

Payable for compensation of Manager (Note 2)	62,383

Payable for investor servicing fees (Note 2)	9,159

Payable for custodian fees (Note 2)	5,278

Payable for Trustee compensation and expenses (Note 2)	70,662

Payable for administrative services (Note 2)	529

Payable for distribution fees (Note 2)	14,853

Collateral on securities loaned, at value (Note 1)	8,503,797

Other accrued expenses	15,440

Total liabilities	9,401,212

Net assets	$116,252,318

Represented by

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$97,400,085

Undistributed net investment income (Note 1)	583,134

Accumulated net realized gain on investments and foreign currency
transactions (Note 1)	1,713,849

Net unrealized appreciation of investments and assets and liabilities
in foreign currencies	16,555,250

Total — Representing net assets applicable
to capital shares outstanding	$116,252,318

Computation of net asset value Class IA

Net assets	$46,428,361

Number of shares outstanding	3,745,215

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.40

Computation of net asset value Class IB

Net assets	$69,823,957

Number of shares outstanding	5,706,683

Net asset value, offering price and redemption price per share
(net assets divided by number of shares outstanding)	$12.24

Statement of operations
Year ended 12/31/10

Investment income

Dividends (net of foreign tax of $85,627)	$2,094,570

Interest (including interest income of $4,102 from investments
in affiliated issuers) (Note 6)	5,475

Securities lending (including interest income of $15,714
from investments in affiliated issuers) (Note 1)	37,516

Total investment income	2,137,561

Expenses

Compensation of Manager (Note 2)	787,843

Investor servicing fees (Note 2)	123,305

Custodian fees (Note 2)	13,503

Trustee compensation and expenses (Note 2)	11,122

Administrative services (Note 2)	5,598

Distribution fees — Class IB (Note 2)	187,280

Other	83,287

Total expenses	1,211,938

Expense reduction (Note 2)	(3,615)

Net expenses	1,208,323

Net investment income	929,238

Net realized gain on investments (Notes 1 and 3)	7,158,032

Net realized loss on foreign currency transactions (Note 1)	(801,747)

Net realized loss on written options (Notes 1 and 3)	(343,382)

Net unrealized appreciation of assets and liabilities in foreign currencies
during the year	1,010,735

Net unrealized depreciation of investments during the year	(5,383,700)

Net gain on investments	1,639,938

Net increase in net assets resulting from operations	$2,569,176

The accompanying notes are an integral part of these financial statements.

8 Putnam VT Global Health Care Fund

Statement of changes in net assets

	Year ended	Year ended
	12/31/10	12/31/09

Increase (decrease) in net assets

Operations:

Net investment income	$929,238	$627,042

Net realized gain on investments and
foreign currency transactions	6,012,903	200,306

Net unrealized appreciation (depreciation)
of investments and assets and liabilities in
foreign currencies	(4,372,965)	29,012,450

Net increase in net assets resulting
from operations	2,569,176	29,839,798

Distributions to shareholders (Note 1):

From ordinary income

Net investment income

Class IA	(1,095,087)	—

Class IB	(1,482,608)	—

From net realized long-term gain
on investment

Class IA	—	(5,885,733)

Class IB	—	(9,125,818)

Decrease from capital share transactions
(Note 4)	(20,760,773)	(9,852,566)

Total increase (decrease) in net assets	(20,769,292)	4,975,681

Net assets:

Beginning of year	137,021,610	132,045,929

End of year (including undistributed
net investment income of $583,134 and
$3,033,333, respectively)	$116,252,318	$137,021,610

The accompanying notes are an integral part of these financial statements.

Putnam VT Global Health Care Fund 9

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:					RATIOS AND SUPPLEMENTAL DATA:

Period ended	Net asset value, beginning of period	Net investment income (loss)[a]	Net realized and unrealized gain (loss) on investments	Total from investment operations	From net investment income	From net realized gain on investments	Total distributions	Net asset value, end of period	Total return at net asset value (%)[b,c]	Net assets, end of period (in thousands)	Ratio of expenses to average net assets (%)[d]	Ratio of net investment income (loss) to average net assets (%)	Portfolio turnover (%)

Class IA

12/31/10	$12.32	.11	.23	.34	(.26)	—	(.26)	$12.40	2.68	$46,428.82		.90	33.47

12/31/09	11.11	.07	2.46	2.53	—	(1.32)	(1.32)	12.32	26.46	54,163.87		.64	33.21

12/31/08	13.49	.06	(2.33)	(2.27)	—	(.11)	(.11)	11.11	(16.90)	52,520	.83[f]	.49[f]	19.11

12/31/07	13.69	.13[e]	(.18)	(.05)	(.15)	—	(.15)	13.49	(.36)	81,384	.81[f]	.95[e,f]	16.03

12/31/06	13.35	.04	.37	.41	(.07)	—	(.07)	13.69	3.06	117,118	.85[f]	.30[f]	22.40

Class IB

12/31/10	$12.16	.08	.23	.31	(.23)	—	(.23)	$12.24	2.47	$69,824	1.07	.65	33.47

12/31/09	11.02	.04	2.42	2.46	—	(1.32)	(1.32)	12.16	26.00	82,858	1.12	.39	33.21

12/31/08	13.40	.03	(2.30)	(2.27)	—	(.11)	(.11)	11.02	(17.01)	79,525	1.08[f]	.24	19.11

12/31/07	13.60	.10[e]	(.19)	(.09)	(.11)	—	(.11)	13.40	(.67)	118,713	1.06[f]	.69[e,f]	16.03

12/31/06	13.27	.01	.36	.37	(.04)	—	(.04)	13.60	2.79	153,542	1.10[f]	.05[f]	22.40

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b The charges and expenses at the insurance company separate account level are not reflected.

c Total return assumes dividend reinvestment.

d Includes amounts paid through expense offset arrangements and for certain funds, brokerage/service arrangements (Note 2).

e Net investment income (loss) per share and ratio of net investment income (loss) for the fund’s class IA and class IB shares reflect a special dividend received by the fund, which amounted to $0.08 per share and 0.60% as a percentage of average net assets for the period ended December 31, 2007.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to December 31, 2008, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts (Note 2):

Percentage of average net assets

12/31/08	0.03%

12/31/07	0.02

12/31/06	<0.01

The accompanying notes are an integral part of these financial statements.

10 Putnam VT Global Health Care Fund

Notes to financial statements 12/31/10

Note 1 — Significant accounting policies

Putnam VT Global Health Care Fund (the fund), is a non-diversified series of Putnam Variable Trust (the Trust), a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The fund seeks capital appreciation by investing primarily in common stocks of companies worldwide in the health sciences industries. The fund concentrates its investments in one sector, which involves more risk than a fund that invests more broadly.

The fund offers class IA and class IB shares of beneficial interest. Class IA shares are offered at net asset value and are not subject to a distribution fee. Class IB shares are offered at net asset value and pay an ongoing distribution fee, which is identified in Note 2.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. Unless otherwise noted, the “reporting period” represents the period from January 1, 2010 through December 31, 2010.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities. If no sales are reported — as in the case of some securities traded over-the-counter — a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which will generally represent a transfer from a Level 1 to a Level 2 security, will be classified as Level 2. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Investment Management, LLC (Putnam Management), the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC., does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

B) Joint trading account Pursuant to an exemptive order from the Securities and Exchange Commission (the SEC), the fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issues of short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income, net of applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Options contracts The fund uses options contracts to hedge against changes in value on securities it owned, owns or expected to own and to generate additional income for the portfolio. The potential risk to the fund is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments if there is an illiquid secondary market for the contracts, if interest or exchange rates move unexpectedly or if the counterparty to the contract is unable to perform. Realized gains and losses on purchased options are included in realized gains and losses on investment securities. If a written call option is exercised, the premium originally received is recorded as an addition to sales proceeds. If a written put option is exercised, the premium originally received is recorded as a reduction to the cost of investments.

Exchange traded options are valued at the last sale price or, if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices

Putnam VT Global Health Care Fund 11

supplied by dealers. Written option contracts outstanding at period end, if any, are listed after the fund’s portfolio. See Note 3 for the volume of written options contracts activity for the reporting period.

F) Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge against foreign exchange risk. The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities. Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio. Outstanding forward currency contracts at the close of the reporting period are indicative of the volume of activity during the period.

G) Master agreements The fund is a party to ISDA (International Swap and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern over-the-counter derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and with respect to those amounts which can be sold or repledged, are presented in the fund’s portfolio. Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty. Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity. At the close of the reporting period, the fund did not have a net liability position on derivative contracts subject to the Master Agreements.

H) Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Effective August 2010, cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management and is valued at its closing net asset value each business day. There are no management fees charged by Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $8,158,445 and the fund received cash collateral of $8,503,797.

I) Interfund lending Effective July 2010, the fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the Securities and Exchange Commission (the SEC). This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

J) Line of credit Effective July 2010, the fund participates, along with other Putnam funds, in a $285 million unsecured committed line of credit and a $165 million unsecured uncommitted line of credit, both provided by State Street Bank and Trust Company (State Street). Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.03% of the committed line of credit and $100,000 for the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.15% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

K) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. The fund is subject to the provisions of Accounting Standards Codification ASC 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

L) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

These differences include temporary and/or permanent differences of losses on wash sale transactions, foreign currency gains and losses and straddle loss deferrals. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the reporting period ended, the fund reclassified $801,742 to decrease undistributed net investment income and $6 to decrease paid-in-capital, with an increase to accumulated net realized gains of $801,748.

The tax basis components of distributable earnings as of the close of the reporting period were as follows:

Unrealized appreciation	$20,644,195
Unrealized depreciation	(5,472,289)

Net unrealized appreciation	15,171,906
Undistributed ordinary income	965,760
Undistributed Long-Term Gain	2,955,342

Cost for federal income tax purposes	$109,854,630

M) Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

N) Beneficial interest At the close of the reporting period, insurance companies or their separate accounts were record owners of all but a de minimis number of the shares of the fund. Approximately 25.9% of the fund is owned by accounts of one group of insurance companies.

Note 2 — Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows: 0.780% of the first $5 billion, 0.730% of the next $5 billion, 0.680% of the next $10 billion, 0.630%

12 Putnam VT Global Health Care Fund

of the next $10 billion, 0.580% of the next $50 billion, 0.560% of the next $50 billion, 0.550% of the next $100 billion and 0.545% of any excess thereafter.

Putnam Management has also contractually agreed, through June 30, 2011, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. Putnam Management or PIL, as applicable, pays a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. was paid a monthly fee for investor servicing at an annual rate of 0.10% of the fund’s average net assets. The amounts incurred for investor servicing agent functions during the reporting period are included in Investor servicing fees in the Statement of operations.

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $50 under the expense offset arrangements and by $3,565 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $84, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted a distribution plan (the Plan) with respect to its class IB shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plan is to compensate Putnam Retail Management Limited Partnership, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred in distributing shares of the fund. The Plan provides for payment by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35% of the average net assets attributable to the fund’s class IB shares. The Trustees have approved payment by the fund at an annual rate of 0.25% of the average net assets attributable to the fund’s class IB shares.

Note 3 — Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $40,616,423 and $61,843,163, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Written option transactions during the reporting period are summarized as follows:

	Contract amounts	Premiums received

Written options outstanding at
beginning of the reporting period	$—	$—

Options opened	$124,635	$201,102

Options exercised	—	—

Options expired	$(75,885)	$(108,477)

Options closed	(48,750)	(92,625)

Written options outstanding at
end of the reporting period	$—	$—

Note 4 — Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Subscriptions and redemptions are presented at the omnibus level. Transactions in capital shares were as follows:

	Class IA shares				Class IB shares
	Year ended 12/31/10		Year ended 12/31/09		Year ended 12/31/10		Year ended 12/31/09

	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	37,098	$448,415	37,528	$416,821	241,760	$2,888,997	310,213	$3,378,724

Shares issued in connection with
reinvestment of distributions	85,755	1,095,087	625,476	5,885,733	117,388	1,482,608	980,217	9,125,818

	122,853	1,543,502	663,004	6,302,554	359,148	4,371,605	1,290,430	12,504,542

Shares repurchased	(773,796)	(9,297,448)	(992,402)	(10,659,526)	(1,463,668)	(17,378,432)	(1,697,924)	(18,000,136)

Net decrease	(650,943)	$(7,753,946)	(329,398)	$(4,356,972)	(1,104,520)	$(13,006,827)	(407,494)	$(5,495,594)

Putnam VT Global Health Care Fund 13

Note 5 — Summary of derivative activity

The following is a summary of the market values of derivative instruments as of the close of the reporting period:

Market values of derivative instruments as of the close of the reporting period

	Asset derivatives	Liability derivatives

Derivatives not accounted for as hedging instruments
under ASC 815	Market value	Market value

Foreign exchange contracts	$394,254	$—

Total	$394,254	$—

The following is a summary of realized and change in unrealized gains or losses of derivative instruments on the Statement of operations for the reporting period (see Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging
instruments under ASC 815	Options	Forward currency contracts	Total

Foreign exchange contracts	$—	$(802,705)	$(802,705)

Equity contracts	(617,839)	—	$(617,839)

Total	$(617,839)	$(802,705)	$(1,420,544)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss) on investments

Derivatives not accounted for as hedging instruments
under ASC 815	Forward currency contracts	Total

Foreign exchange contracts	$1,007,520	$1,007,520

Total	$1,007,520	$1,007,520

Note 6 — Investment in Putnam Money Market Liquidity Fund

The fund invested in Putnam Money Market Liquidity Fund, an open-end management investment company managed by Putnam Management. Investments in Putnam Money Market Liquidity Fund are valued at its closing net asset value each business day. Income distributions earned by the fund are recorded as interest income in the Statement of operations and totaled $4,102 for the reporting period. During the reporting period, cost of purchases and proceeds of sales of investments in Putnam Money Market Liquidity Fund aggregated $30,732,337 and $30,781,634, respectively. Management fees charged to Putnam Money Market Liquidity Fund have been waived by Putnam Management.

Note 7 — Regulatory matters and litigation

In late 2003 and 2004, Putnam Management settled charges brought by the Securities and Exchange Commission (the SEC) and the Massachusetts Securities Division in connection with excessive short-term trading in Putnam funds. Distribution of payments from Putnam Management to certain open-end Putnam funds and their shareholders is expected to be completed in the next several months. These allegations and related matters have served as the general basis for certain lawsuits, including purported class action lawsuits against Putnam Management and, in a limited number of cases, some Putnam funds. Putnam Management believes that these lawsuits will have no material adverse effect on the funds or on Putnam Management’s ability to provide investment management services. In addition, Putnam Management has agreed to bear any costs incurred by the Putnam funds as a result of these matters.

Note 8 — Market and credit risk

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default.

14 Putnam VT Global Health Care Fund

Federal tax information (Unaudited)

Pursuant to §852 of the Internal Revenue Code, as amended, the fund hereby designates $2,955,342 as a capital gain dividend with respect to the taxable year ended December 31, 2010, or, if subsequently determined to be different, the net capital gain of such year.

The fund designated 100% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

Putnam VT Global Health Care Fund 15

About the Trustees

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Independent Trustees

Ravi Akhoury	Advisor to New York Life Insurance Company. Trustee of American India Foundation and of the	Jacob Ballas Capital India,
Born 1947	Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product	a non-banking finance
Trustee since 2009	investment management firm with over $40 billion in assets under management.	company focused on private
equity advisory services

Barbara M. Baumann	President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic	SM Energy Company, a
Born 1955	energy firms and direct investor in energy assets. Trustee, and Co-Chair of the Finance Committee,	publicly held energy company
Trustee since 2010	of Mount Holyoke College. Former Chair and current board member of Girls Incorporated of Metro	focused on natural gas
	Denver. Member of the Finance Committee, The Children’s Hospital of Denver.	and crude oil in the United
States; UniSource Energy
Corporation, a publicly held
provider of natural gas and
electric service across Arizona;
Cody Resources Management,
LLP, a privately held energy,
ranching, and commercial real
estate company

Jameson A. Baxter	President of Baxter Associates, Inc., a private investment firm. Chairman of Mutual Fund	ASHTA Chemicals, Inc.
Born 1943	Directors Forum. Chairman Emeritus of the Board of Trustees of Mount Holyoke College.
Trustee since 1994 and
Vice Chairman since 2005

Charles B. Curtis	President Emeritus of the Nuclear Threat Initiative, a private foundation dealing with national	Edison International; Southern
Born 1940	security issues. Senior Advisor to the United Nations Foundation. Senior Advisor to the Center	California Edison
Trustee since 2001	for Strategic and International Studies. Member of the Council on Foreign Relations and the
National Petroleum Council.

Robert J. Darretta	Health Care Industry Advisor to Permira, a global private equity firm. Until April 2007, was Vice	United-Health
Born 1946	Chairman of the Board of Directors of Johnson & Johnson. Served as Johnson & Johnson’s Chief	Group, a diversified
Trustee since 2007	Financial Officer for a decade.	health-care company

John A. Hill	Founder and Vice-Chairman of First Reserve Corporation, the leading private equity buyout	Devon Energy Corporation, a
Born 1942	firm focused on the worldwide energy industry. Serves as a Trustee and Chairman of the Board	leading independent natural
Trustee since 1985 and	of Trustees of Sarah Lawrence College. Also a member of the Advisory Board of the Millstein	gas and oil exploration and
Chairman since 2000	Center for Corporate Governance and Performance at the Yale School of Management.	production company

Paul L. Joskow	Economist and President of the Alfred P. Sloan Foundation, a philanthropic institution focused	TransCanada Corporation,
Born 1947	primarily on research and education on issues related to science, technology, and economic	an energy company focused
Trustee since 1997	performance. Elizabeth and James Killian Professor of Economics and Management, Emeritus	on natural gas transmission
	at the Massachusetts Institute of Technology (MIT). Prior to 2007, served as the Director of the	and power services; Exelon
	Center for Energy and Environmental Policy Research at MIT.	Corporation, an energy
company focused on
power services

Kenneth R. Leibler	Founder and former Chairman of Boston Options Exchange, an electronic marketplace for the	Northeast Utilities,
Born 1949	trading of derivative securities. Vice Chairman of the Board of Trustees of Beth Israel Deaconess	which operates New
Trustee since 2006	Hospital in Boston, Massachusetts. Until November 2010, director of Ruder Finn Group, a global	England’s largest energy
	communications and advertising firm.	delivery system

Robert E. Patterson	Senior Partner of Cabot Properties, LP and Co-Chairman of Cabot Properties, Inc., a private	None
Born 1945	equity firm investing in commercial real estate. Past Chairman and Trustee of the Joslin
Trustee since 1984	Diabetes Center.

George Putnam, III	Chairman of New Generation Research, Inc., a publisher of financial advisory and other research	None
Born 1951	services, and founder and President of New Generation Advisors, LLC, a registered investment
Trustee since 1984	advisor to private funds.
Director of The Boston Family Office, LLC, a registered investment advisor.

W. Thomas Stephens	Retired as Chairman and Chief Executive Officer of Boise Cascade, LLC, a paper, forest	TransCanada Corporation, an
Born 1942	products, and timberland assets company, in December 2008.	energy company focused on
Trustee from 1997 to 2008		natural gas transmission and
and since 2009		power services

16 Putnam VT Global Health Care Fund

Name
Year of birth
Position held	Principal occupations during past five years	Other directorships

Interested Trustee

Robert L. Reynolds*	President and Chief Executive Officer of Putnam Investments since 2008. Prior to joining	None
Born 1952	Putnam Investments, served as Vice Chairman and Chief Operating Officer of Fidelity
Trustee since 2008 and	Investments from 2000 to 2007.
President of the Putnam
Funds since July 2009

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of December 31, 2010, there were 104 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 72, removal, or death.

*Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund, Putnam Management, and/or Putnam Retail Management. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Francis J. McNamara, III (Born 1955)
Executive Vice President, Principal Executive Officer, Treasurer and	Vice President and Chief Legal Officer
Compliance Liaison	Since 2004
Since 2004	Senior Managing Director, Putnam Investments and Putnam Management
Senior Vice President and Treasurer, The Putnam Funds
James P. Pappas (Born 1953)
Steven D. Krichmar (Born 1958)	Vice President
Vice President and Principal Financial Officer	Since 2004
Since 2002	Managing Director, Putnam Investments and Putnam Management
Senior Managing Director, Putnam Investments and Putnam Management
Judith Cohen (Born 1945)
Janet C. Smith (Born 1965)	Vice President, Clerk and Assistant Treasurer
Vice President, Assistant Treasurer and Principal Accounting Officer	Since 1993
Since 2007	Vice President, Clerk and Assistant Treasurer, The Putnam Funds
Managing Director, Putnam Investments and Putnam Management
Michael Higgins (Born 1976)
Beth S. Mazor (Born 1958)	Vice President, Senior Associate Treasurer and Assistant Clerk
Vice President	Since 2010
Since 2002	Manager of Finance, Dunkin’ Brands (2008–2010); Senior Financial
Managing Director, Putnam Investments and Putnam Management	Analyst, Old Mutual Asset Management (2007–2008); Senior Financial
Analyst, Putnam Investments (1999–2007)
Robert R. Leveille (Born 1969)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2007	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager
Managing Director, Putnam Investments, Putnam Management and	Since 2000
Putnam Retail Management	Vice President, Assistant Clerk, Assistant Treasurer and Proxy Manager,
The Putnam Funds
Mark C. Trenchard (Born 1962)
Vice President and BSA Compliance Officer	Susan G. Malloy (Born 1957)
Since 2002	Vice President and Assistant Treasurer
Managing Director, Putnam Investments and Putnam Retail Management	Since 2007
Managing Director, Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above although in some cases, they have held different positions with such employers. The address of each Officer is One Post Office Square, Boston, MA 02109.

Putnam VT Global Health Care Fund 17

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18 Putnam VT Global Health Care Fund

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Putnam VT Global Health Care Fund 19

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20 Putnam VT Global Health Care Fund

Other important information

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2010, are available in the Individual Investors section of putnam.com and on the SEC’s Web site, www.sec.gov. If you have questions about finding forms on the SEC’s Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

Each Putnam VT fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s Web site at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s Web site or the operation of the public reference room.

Fund information

Investment Manager	Investor Servicing Agent	Trustees
Putnam Investment Management, LLC	Putnam Investor Services, Inc.	John A. Hill, Chairman
One Post Office Square	Mailing address:	Jameson A. Baxter, Vice Chairman
Boston, MA 02109	P.O. Box 8383	Ravi Akhoury
	Boston, MA 02266-8383	Barbara M. Baumann
Investment Sub-Manager	1-800-225-1581	Charles B. Curtis
Putnam Investments Limited		Robert J. Darretta
57–59 St James’s Street	Custodian	Paul L. Joskow
London, England SW1A 1LD	State Street Bank and Trust Company	Kenneth R. Leibler
Robert E. Patterson
Investment Sub-Advisor	Legal Counsel	George Putnam, III
The Putnam Advisory Company, LLC	Ropes & Gray LLP	Robert L. Reynolds
One Post Office Square		W. Thomas Stephens
Boston, MA 02109	Independent Registered
Public Accounting Firm
Marketing Services	PricewaterhouseCoopers LLP
Putnam Retail Management
One Post Office Square
Boston, MA 02109

Putnam VT Global Health Care Fund 21

This report has been prepared for the shareholders	H310
of Putnam VT Global Health Care Fund.	265771 2/11

Item 2. Code of Ethics:

(a) The fund’s principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

(c) In May 2008, the Code of Ethics of Putnam Investment Management, LLC was updated in its entirety to include the amendments adopted in August 2007 as well as a several additional technical, administrative and non-substantive changes. In May of 2009, the Code of Ethics of Putnam Investment Management, LLC was amended to reflect that all employees will now be subject to a 90-day blackout restriction on holding Putnam open-end funds, except for portfolio managers and their supervisors (and each of their immediate family members), who will be subject to a one-year blackout restriction on the funds that they manage or supervise. In June 2010, the Code of Ethics of Putnam Investments was updated in its entirety to include the amendments adopted in May of 2009 and to change certain rules and limits contained in the Code of Ethics. In addition, the updated Code of Ethics included numerous technical, administrative and non-substantive changes, which were intended primarily to make the document easier to navigate and understand.

Item 3. Audit Committee Financial Expert:

The Funds' Audit and Compliance Committee is comprised solely of Trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The Trustees believe that each of the members of the Audit and Compliance Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Mr. Leibler, Mr. Hill, Mr. Darretta and Ms. Baumann qualifies as an "audit committee financial expert" (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit and Compliance Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund’s independent auditor:

Fiscal		Audit-
year	Audit	Related	Tax	All Other
ended	Fees	Fees	Fees	Fees

December 31, 2010	$33,555	$--	$5,601	$90*
December 31, 2009	$31,160	$--	$5,340	$176*

* Includes fees of $90 and $176 billed by the fund’s independent auditor to the fund for procedures necessitated by regulatory and litigation matters for the fiscal years ended December 31, 2010 and December 31, 2009, respectively. These fees were reimbursed to the fund by Putnam Investment Management, LLC (“Putnam Management”).

For the fiscal years ended December 31, 2010 and December 31, 2009, the fund’s independent auditor billed aggregate non-audit fees in the amounts of $ 283,911 and $ 564,796 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund’s last two fiscal years for services traditionally performed by the fund’s auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund’s last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of the proposed market timing distribution.

Pre-Approval Policies of the Audit and Compliance Committee. The Audit and Compliance Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds’ independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit and Compliance Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds’ independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund’s independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal	Audit-		All	Total
year	Related	Tax	Other	Non-Audit
ended	Fees	Fees	Fees	Fees

December 31, 2010	$ -	$ 227,601	$ -	$ -
December 31, 2009	$ -	$ 453,847	$ -	$ -

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed- End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam Variable Trust

By (Signature and Title):

/s/Janet C. Smith
Janet C. Smith
Principal Accounting Officer

Date: February 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz
Jonathan S. Horwitz
Principal Executive Officer

Date: February 28, 2011

By (Signature and Title):

/s/Steven D. Krichmar
Steven D. Krichmar
Principal Financial Officer

Date: February 28, 2011